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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 22, 2004

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

          Delaware               Commission File Number:         33-0859354
(State of other jurisdiction of       000-26505               (I.R.S. Employer
 Incorporation or organization                               Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 22, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 22, 2004 the Company issued a press release announcing earnings for the quarter ended March 31, 2004 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2004

                                      Community Bancorp Inc.



                                      By:  /s/ Michael J. Perdue
                                           ---------------------------
                                           Michael J. Perdue
                                           President and Chief Executive Officer